Other current assets	6 Months Ended
Jun. 30, 2022
Other current assets
Other current assets

7. Other current assets

	June 30, 2022	December 31, 2021
Other financial assets	3,561	17,145
Trade and other receivables	331,770	164,785
Contract asset (Indivior PLC)	78,253	159,636
Prepayments	1,719,694	1,115,374
Total other current assets	2,133,278	1,456,940

The Group applies the IFRS 9 simplified approach to measuring expected credit losses (“ECL”), which uses a lifetime expected loss allowance for all contract assets, trade receivables and other receivables. As of June 30, 2022, the combined amount of the contract asset, trade receivables and other receivables amounted to CHF 410,023 (CHF 324,421 as of December 31, 2021) including CHF 180,747 for the research agreement with Indivior (CHF 159,636 as of December 31, 2021), CHF 131,848 for the grant from Eurostars/Innosuisse (CHF 131,848 as of December 31, 2021) and CHF 53,881 for five non-governmental debtors (four non-governmental debtors for CHF 3,978 as of December 31, 2021). The Group has considered that the contract asset, trade receivables and other receivables have a low risk of default based on historic loss rates and forward-looking information on macroeconomic factors affecting the ability of the third parties to settle invoices. As a result, expected loss allowance has been deemed as nil as of June 30, 2022 and December 31, 2021. The prepayments increased by CHF 0.6 million as of June 30, 2022 compared to December 31, 2021 primarily due to Directors and Officers (D&O) Insurance premium for CHF 0.8 million and retirement benefits for CHF 0.3 million paid annually at the beginning of the year, partially offset by a decrease of CHF 0.5 million in amounts prepaid to Contract Research Organization (CROSs).